ADDENDUM TO LICENSING AGREEMENT

Addendum to the License Agreement between Community Alliance, Inc. and Frontier Digital Media, LLC, dated November 28, 2005 and the Addendum to Licensing Agreement dated May 2, 2007.

WHEREAS, Paragraph 5.01 under Paragraph 5 LICENSE FEE, of the License Agreement, calls for a payment in the amount of $10,000 to be paid at signing of the Agreement and $2,000 to be paid on or before April 30, 2008 and a final payment in the amount of $7,000 to be paid on or before April 30, 2009 toward the License Fee, the parties desire to amend Paragraph 5.01.

The paragraph reads in the Addendum to the Licensing Agreement dated December 31, 2006 reads:

         5.  LICENSE FEE.

                  5.01 For use of the INTELLECTUAL PROPERTY as described in this Agreement, LICENSEE agrees to pay to LICENSOR a license fee of ten thousand dollars ($10,000.00), on with an initial payment of Two
Thousand Dollars ($2,000.00) ( the "Initial Payment") to be paid with the signing of this Agreement, a second payment in the amount of Two Thousand Dollars ($2,000.00) to be paid on or before April 30, 2008, and the full balance of Seven Thousand Dollars ($7,000.00) due on or before April 30, 2009.


Paragraph 5.01 of the License Agreement was amended in the Addendum To Licensing agreement to read as follows:

                  5.01 For use of the INTELLECTUAL PROPERTY as described in this Agreement, LICENSEE agrees to pay to LICENSOR a license fee of ten thousand dollars ($10,000.00), on with an initial payment of Two
Thousand Dollars ($2,000.00) ( the "Initial Payment") to be paid with the signing of this Agreement, a second payment in the amount of One Thousand Dollars ($1,000.00) to be paid on or before January 30, 2009, and the full balance of Seven Thousand Dollars ($7,000.00) due on or before December 31, 2009.



This addendum is dated May 7, 2008


By:  /s/Phil E. Ray
     ---------------------------
	     Phil E. Ray - President


Frontier Digital Media, LLC


By:  /s/Janel Dunda
     ---------------------------
     Janel Dunda